UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 29, 2021

CONSUMER PORTFOLIO SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

california	1-11416	33-0459135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Howard Hughes Pkwy, Suite 1400, Las Vegas, NV 89169
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (949) 753-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CPSS	The Nasdaq Stock Market LLC (Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective November 29, 2021, the bylaws of the registrant were amended by action of its board of directors. The amendment changed the number of authorized directors from seven to eight, and made no other changes to the bylaws.

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

Our annual meeting of shareholders was held on December 1, 2021, at which meeting four proposals were placed before our shareholders: proposal one, to elect directors; proposal two, to ratify the appointment of Crowe LLP as our independent auditors for the fiscal year ending December 31, 2021; proposal three, to adopt an advisory resolution approving our executive compensation; and proposal four, to approve an amendment to our 2006 Long-Term Equity Incentive Plan, which increases the number of shares issuable thereunder by 3,000,000. The meeting was initially convened on November 30, 2021, and by unanimous vote of the shares there represented was adjourned to the following day.

Eight individuals were nominated for election to our board of directors at the meeting, constituting the entire board. Such individuals received votes as follows, and each of the following eight was elected:

	Votes for	Votes withheld	Broker Non-Votes
Charles E. Bradley, Jr.	8,982,231	2,860,753	5,717,904
Chris A. Adams	8,076,040	3,766,944	5,717,904
Louis M. Grasso	9,122,073	2,720,911	5,717,904
William W. Grounds	11,625,729	217,255	5,717,904
Brian J. Rayhill	8,826,515	3,016,469	5,717,904
William B. Roberts	8,119,788	3,723,196	5,717,904
Gregory S. Washer	8,912,408	2,930,576	5,717,904
Daniel S. Wood	8,341,149	3,501,835	5,717,904

Proposals two, three and four were approved, on the following votes:

	Votes for	Votes against	Abstentions	Broker Non-Votes
Proposal Two	17,550,403	8,885	1,600	0
Proposal Three	7,407,243	4,430,538	5,203	5,717,904
Proposal Four	7,502,692	4,337,192	3,100	5,717,904

Item 9.01. Financial Statements and Exhibits.

One exhibit is included with this report:

3.3.2	Amended and Restated Bylaws.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CONSUMER PORTFOLIO SERVICES, INC.

Dated: December 3, 2021	By: /s/ Mark Creatura
Mark Creatura Senior Vice President and Secretary, Signing on behalf of the registrant

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